Exhibit 32.1

             CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRESIDENT

                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Harold Blomquist, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Simtek Corporation on Form 10-Q for the quarterly period ended March 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Simtek Corporation.



/s/Harold Blomquist
-------------------------------------
Harold Blomquist
Chief Executive Officer and President

May 15, 2006